Other long-term liabilities	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other long-term liabilities
21.	Other long-term liabilities

	Provision for litigations	Provision for return condition	Dismantling provision	Other long-term liabilities	Total
Balance at January 1, 2022	$9,052	$159,539	$24,424	$18,088	$211,103
Increases	703	20,223	2,133	869	23,928
Used	(61)	—	—	(4,066)	(4,127)
Adjustment	—	(7,381)	680	(2,338)	(9,039)
Effect of movements in exchange rates	531	—	—	—	531
Unused amounts reversed	(318)	—	—	—	(318)
Unwinding of discount and changes in the discount rate	—	1,888	819	—	2,707

Balance at December 31, 2022	$9,907	$174,269	$28,056	$12,553	$224,785

Current	—	—	—	4,167	4,167
Non-current	9,907	174,269	28,056	8,386	220,618

	$9,907	$174,269	$28,056	$12,553	$224,785

Provision for litigation
Provisions for litigation in process and expected payments related to labor legal cases.
The Company is the plaintiff in an action in October 2003 against Empresa Brasileira de Infraestrutura Aeroportuária (“INFRAERO”), Brazil’s airport operator, the legality of the Additional Airport Tariffs (
Adicional das Tarifas Aeroportuárias
, or ATAERO), which is a 50% surcharge imposed on all airlines which fly to Brazil. Similar suits have been filed against INFRAERO by other major airline carriers. In this case, the court of first a second instance ruled in favor of INFRAERO. The Company has paid the amounts due into an escrow account and as of December 31, 2022, the aggregate amount in such account tota led $
8.2
 million
(2021
: $
7.5
million).
During 2023, the Company could be required to release the escrowed fund to INFRAERO once the company receives the formal final notification from de judge and confirmation of the amount. The Company does not, however, expect the release of such amounts could have a material impact on its financial results since these amounts already had been expensed.
Provision for return condition
For operating leases, the Company is contractually obliged to return aircraft in an agreed-upon condition. The Company accrues for return conditions related to aircraft held under operating leases throughout the duration of the lease. The Company does not plan to return aircraft in 2023.
During 2022, the Company adjusted $7.3 million of its provision for return condition due to a renewals of aircraft contracts during 2022.
Dismantling provision
For leases under IFRS 16 the Company recognizes a dismantling provision to estimate the costs for work required to be performed just before the redelivery of the aircraft to the lessors and which does not depend of the aircraft utilization.
Other long-term liabilities
Other long-term liabilities include principally the provision for maintenance which mainly include the accrual of formal agreements with third parties for operational maintenance events. The cost of these agreements is billed by power by the hour and charged to the consolidated statement of profit or loss. As of December 31, 2022, the provision for maintenance amounts to $9.2 million (2021: $14.9 million) and the Company has presented the estimated balance of the current portion of this provision as “Accrued expenses payable” in the consolidated statement of financial position (see note 20).
Other long-term liabilities also include the provision for the non-compete
agreement created for payment to senior management related to covenants not to compete with the Company in the future (relative to the $3.0 million trust fund). This provision is accounted for as “Other long-term employee benefits” under IAS 19R
Employee benefits
. The accrued amount is revalued annually using the projected benefit method as required by IAS 19R (see note 23 - Compensation of key management personnel).